                              MANAGED MUNICIPALS
                               PORTFOLIO II INC.

                                 ANNUAL REPORT

                                August 31, 1998


                                   [GRAPHIC]

                                   [GRAPHIC]

                              Managed Municipals
                               Portfolio II Inc.

--------------------------------------------------------------------------------
                                August 31, 1998
--------------------------------------------------------------------------------


Dear Shareholder:

        We are pleased to provide the annual report for the Managed Municipal Portfolio II Inc. ("Portfolio") for the year ended August 31, 1998. Over the period covered by this report, the Portfolio distributed income dividends totaling $0.58 and capital gain distributions of $0.17 per share. The table below shows the annualized distribution rate and twelve-month total return based on the Portfolio's August 31, 1998 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:


                  Price              Annualized        Twelve-Month
                Per Share         Distribution Rate*   Total Return
                --------------    ------------------   ------------
                $12.48 (NAV)             4.62%             9.57%
                $10.813 (NYSE)           5.33%            (1.34)%


        In comparison, general closed-end municipal bond funds posted a negative average total return on NAV of 2.37% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is a major fund-tracking organization.)

        In an attempt to reduce the difference between the market price and the Fund's NAV, the Fund's investment adviser, Mutual Management Corp., is voluntarily waivering a portion of its managemnent fees as of September 1, 1998. This waiver is a temporary measure, which may be discontinued at any time without notice. This waiver has the effect of increasing the Fund's dividend yield.


Municipal Bond Market Update

        The municipal bond market has been in a positive state for quite a while now. Recent events in Asia and Russia have accelerated the flow of investments into U.S. government bonds. These factors have created a


-------------
* This distribution assumes a current monthly income dividend rate of $0.048 per share for twelve months.


-----------------------------------[GRAPHIC]-----------------------------------
very positive interest rate backdrop for the tax-exempt market, with investment flows into the U.S., very modest inflation and a potential slowing of the U.S. economy due to the economic slowdown of several foreign trading partners. This is the lowest long-term interest rate we have seen since the 1960's.

        The rates for municipal bonds have also moved lower, but not to the same degree as U.S. government bonds. Municipal bonds do not benefit from foreign money flows, because the benefits of tax-exemption are only valuable to U.S. taxpayers.

        New-issue supply of municipal bonds in 1998 has been quite heavy. The municipal bond market is on pace to surpass the record volume underwritten in 1993. These two factors -- pressure toward lower rates and heavy municipal bond issuance -- have led to a market that we believe is very attractively priced versus taxable bonds, and has led to a flatter yield curve than we've seen in many years. (A flat yield curve is when there is little difference between short-and long-term rates.) The difference in yields between intermediate municipal bonds maturity and very long-term bonds is minimal. In our view, the yield differential between very high-grade paper and much weaker credits has never been lower. Because of this narrow difference in yields, we believe that investors are not being adequately compensated for the added risk of investing in longer-maturity issues.


Investment Strategy

        Recently, we have avoided very long-term debt and what we believe are very weak credits. We have been concentrating our purchases in very high-grade bonds with maturities between 12 and 20 years. Our coupon structure has also become somewhat higher. Quite simply, at today's record low interest rates, we are taking a more conservative approach to the market. Our experience indicates conditions are near perfect for bonds at the moment and prudence suggests we take advantage of these conditions.

        As of August 31, 1998, approximately 80% of the Portfolio's holdings were rated investment grade**, with about 45% of the Portfolio invested in AAA/Aaa bonds, the highest possible rating. The Portfolio's largest holdings are concentrated in utility bonds (11.7%), transportation bonds (10.8%) and general obligation bonds (10.6%).

-------------
** Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
   Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Group, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.


-----------------------------------[GRAPHIC]-----------------------------------

Municipal Bond Market Outlook

        Our outlook for the municipal bond market for the next six months carries a caveat. If economic conditions around the world do not get much worse, then interest rates have fallen to levels that seem appropriate. If things continue to deteriorate beyond today's levels, then there could be more downward pressure on interest rates in the U.S. We will be monitoring these events very closely for our shareholders.

        In closing, thank you for investing in the Managed Municipals Portfolio II Inc. We look forward to continuing to help you pursue your financial goals.



Sincerely,

/s/ Heath B. McLendon                   /s/ J P Deane

Heath B. McLendon                       Joseph P. Deane
Chairman                                Vice President and
                                        Investment Officer


September 15, 1998


-----------------------------------[GRAPHIC]-----------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. The Fund's complete Plan begins on page 25. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group at
(800) 331-1710.


-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                            Schedule of Investments
                                August 31, 1998
--------------------------------------------------------------------------------

 Face
Amount                 Rating              Security                                  Value
==============================================================================================
Alaska -- 2.2%
$ 2,895,000            A2*       Alaska Industrial Development & Export
                                   Authority, Series A, 6.500% due 4/1/14 (a)     $ 3,083,175
----------------------------------------------------------------------------------------------
California -- 10.3%
  2,500,000            Baa3*     California Educational Facilities Authority
                                   Revenue, (Pooled College & University
                                   Projects), Series A, 5.625% due 7/1/23           2,584,375
  1,000,000            AAA       California Health Facilities Finance Authority
                                   Revenue, Kaiser Permanente, Series A,
                                   FSA-Insured, 5.500% due 6/1/22                   1,048,750
  5,105,000            AAA       Los Angeles, CA Metropolitan Transportation
                                   Authority, Sales Tax Revenue, Series A,
                                   MBIA-Insured, 5.250% due 7/1/18                  5,200,719
  1,000,000            AAA       Los Angeles, CA Public Works Finance
                                   Authority Revenue, Series A, Multiple
                                   Capital Facilities, (Project V),
                                   AMBAC-Insured, 5.125% due 6/1/17                 1,012,500
  1,465,000            AA        Metropolitan Water District, Southern
                                   California Water Works, Series A,
                                   5.000% due 7/1/16                                1,477,819
  2,200,000            AAA       Roseville, CA Water Utility Revenue, COP,
                                   FGIC-Insured, 5.200% due 12/1/18                 2,238,500
  1,000,000            AAA       San Jose, CA Redevelopment Agency,
                                   (Tax Revenue Project), MBIA-Insured,
                                   5.250% due 8/1/16                                1,021,250
----------------------------------------------------------------------------------------------
                                                                                   14,583,913
----------------------------------------------------------------------------------------------
Colorado -- 16.8%
  1,000,000            Aaa*      Arapahoe County, CO Capital Improvement
                                   Transportation Fund, Highway Revenue,
                                   (Pre-Refunded -- Escrowed with U.S.
                                   government securities to 8/31/05
                                   Call @ 103), 7.000% due 8/31/26                  1,197,500
  1,000,000            A         Colorado Health Facilities Authority Revenue,
                                   Series B, 5.350% due 8/1/15                      1,018,750
  4,000,000            BBB+      Colorado Springs, CO Airport Revenue,
                                   Series A, 7.000% due 1/1/22 (a)(b)               4,410,000
 30,000,000            Aaa*      Dawson Ridge, CO Metropolitan District No. 1,
                                   Series A, (Escrowed to maturity with Refco
                                   Strips), zero coupon bond to yield
                                   6.644% due 10/1/22                               8,212,500

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]------------------------------------

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1998 (continued)
--------------------------------------------------------------------------------

 Face
Amount        Rating                Security                                Value
=====================================================================================
Colorado -- 16.8% (continued)
                        Denver, CO Airport Revenue, Series C:
$ 3,465,000    Baa1*      6.125% due 11/15/25 (a)(b)                      $3,629,588
  2,785,000    NR         Partially Escrowed to maturity with
                          U.S. government securities,
                          6.125% due 11/15/25 (a)(b)                       3,206,231
  2,000,000    AAA      E-470 Public Highway Authority,
                          CO Revenue, Series A, MBIA-Insured,
                          5.000% due 9/1/15                                2,020,000
-------------------------------------------------------------------------------------
                                                                          23,694,569
-------------------------------------------------------------------------------------
Florida -- 5.6%
  1,500,000    BBB-     Martin County, FL IDA, Indiantown
                          Cogeneration, Series A,
                          7.875% due 12/15/25 (a)                          1,751,250
  1,390,000    A-1+     Saint Lucie County, FL PCR, (Florida
                          Power & Light Company Project),
                          3.350% due 1/1/26 (c)                            1,390,000
  4,000,000    NR       Tampa, FL Revenue Bonds, (Florida Aquarium
                          Inc. Project), (Pre-Refunded -- Escrowed
                          with U.S. government securities to 5/1/02
                          Call @ 102), 7.750% due 5/1/27 (b)(d)            4,595,000
-------------------------------------------------------------------------------------
                                                                           7,736,250
-------------------------------------------------------------------------------------
Hawaii -- 1.4%
  2,000,000    AAA      Hawaii State GO, Series CP, FGIC-Insured,
                          5.000% due 10/1/16                               2,007,500
-------------------------------------------------------------------------------------
Illinois -- 3.1%
  1,000,000    Aaa*     Illinois Health Facilities Authority, Memorial
                          Health System, MBIA-Insured,
                          5.250% due 10/1/18                               1,018,750
                        Kane County, IL GO, School District No. 129,
                          Aurora West Side, FGIC-Insured:
    590,000    Aaa*         5.500% due 2/1/11                                625,400
    675,000    Aaa*         5.500% due 2/1/12                                715,500
  1,000,000    Aaa*         5.125% due 2/1/14                              1,016,250
  1,000,000    Aaa*         5.000% due 2/1/16                              1,001,250
-------------------------------------------------------------------------------------
                                                                           4,377,150
-------------------------------------------------------------------------------------
Indiana -- 0.1%
  200,000      A-1      Jasper County, IN PCR, Northern Public
                          Service, 3.300% due 8/1/10 (c)                     200,000
-------------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1998 (continued)
--------------------------------------------------------------------------------

 Face
Amount         Rating                Security                               Value
=====================================================================================
Iowa -- 1.2%
$ 1,500,000    AA-      Dawson, IA IDR, (Cargill Inc. Project),
                          6.500% due 7/15/12                            $  1,635,000
-------------------------------------------------------------------------------------
Maryland -- 0.9%
  4,000,000    NR       Maryland State Energy Financing  Administration,
                          Solid Waste Disposal Revenue, (Hagerstown
                          Recycling Project), 9.000% due 10/15/16 (a)(e)   1,240,000
Massachusetts -- 3.2%
  4,000,000    NR       Massachusetts Solid Waste Disposal Revenue,
                          Massachusetts Recycling Association,
                          Series A, 9.000% due 8/1/16 (a)(e)               1,500,000
  1,000,000    AAA      Massachusetts State Housing Finance Agency,
                          Housing Development, Series B, MBIA-Insured,
                          5.300% due 12/1/17                               1,016,250
                        Massachusetts State Water Resource Authority,
                          MBIA-Insured:
  1,000,000    AAA         Series B, 5.000% due 12/1/25                      993,750
  1,000,000    AAA         Series C, 5.250% due 12/1/20                    1,013,750
-------------------------------------------------------------------------------------
                                                                           4,523,750
-------------------------------------------------------------------------------------
Michigan -- 7.2%
  4,000,000    NR       Michigan State Strategic Fund Resource
                          Recovery, Central Wayne Energy, Series A,
                          7.000% due 7/1/27                                4,075,000
  5,600,000    NR       Midland County, MI Economic Development
                          Corp., PCR, Limited Obligation, Series B,
                          9.500% due 7/23/09 (a)(b)                        6,118,000
-------------------------------------------------------------------------------------
                                                                          10,193,000
-------------------------------------------------------------------------------------
Missouri -- 1.4%
  1,000,000    AAA      Fenton, MO COP, (Capital Improvements
                          Project), MBIA-Insured, 5.125% due 9/1/17        1,013,750
  1,000,000    AAA      St. Louis, MO Board of Education, GO,
                          Missouri Direct Deposit Program, Series B,
                          FGIC-Insured, 5.000% due 4/1/16                  1,006,250
-------------------------------------------------------------------------------------
                                                                           2,020,000
-------------------------------------------------------------------------------------
Montana -- 1.4%
  2,000,000    NR       Montana State Board of Investments Resource
                          Recovery, (Yellowstone Energy Project),
                          7.000% due 12/31/19 (a)                          2,037,500
-------------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1998 (continued)
--------------------------------------------------------------------------------

 Face
Amount         Rating                Security                              Value
=====================================================================================
Nevada -- 3.7%
$ 4,650,000    Baa2*    Clark County, NV IDR, Southwest Gas
                          Corporation, 7.500% due 9/1/32 (a)(b)          $ 5,178,937
-------------------------------------------------------------------------------------
New Jersey -- 1.3%
    780,000    AAA      Essex County, NJ Improvement Authority
                          Revenue, Utility System (Orange Franchise),
                          Series A, MBIA-Insured, 5.375% due 7/1/18          806,325
  1,000,000    AAA      Middlesex County, NJ COP, MBIA-Insured,
                          5.200% due 6/15/18                               1,023,750
-------------------------------------------------------------------------------------
                                                                           1,830,075
-------------------------------------------------------------------------------------
New York -- 5.6%
  2,000,000    A-       Long Island Power Authority, NY Electric
                          System Revenue, Series A, 5.500% due 12/1/29     2,052,500
                          New York State Dormitory Authority Revenue:
  1,135,000    AAA      Barnard College, AMBAC-Insured,
                          5.250% due 7/1/16                                1,167,631
  1,000,000    AAA      City University System, Series A,
                          FGIC-Insured, 5.000% due 7/1/16                  1,007,500
  1,500,000    AAA      Mental Health Services Facilities,
                          FSA-Insured, 5.125% due 8/15/17                  1,515,000
  1,000,000    AAA      Montefiore Medical Center, AMBAC/
                          FHA-Insured, 5.250% due 2/1/15                   1,018,750
  1,000,000    AAA      Municipal Health Facility Improvement,
                          Series A, FSA-Insured, 5.500% due 5/15/16        1,057,500
-------------------------------------------------------------------------------------
                                                                           7,818,881
-------------------------------------------------------------------------------------
North Carolina -- 1.1%
  1,500,000    A*       Coastal Regional Solid Waste Management
                          Disposal Authority, North Carolina Solid
                          Waste Revenue, 6.500% due 6/1/08                 1,620,000
-------------------------------------------------------------------------------------
Ohio -- 0.9%
  1,220,000    AAA      Ohio State Higher Educational Facility
                          Community Revenue, University of Dayton,
                          AMBAC-Insured, 5.350% due 12/1/17                1,277,950
-------------------------------------------------------------------------------------
Pennsylvania -- 1.8%
  2,500,000    AAA      Altoona, PA City Authority Water Revenue,
                          FGIC-Insured, 5.000% due 11/1/19                 2,493,750
-------------------------------------------------------------------------------------
Puerto Rico -- 0.7%
  1,000,000    AAA      Puerto Rico Commonwealth Infrastructure
                          Financing Authority, Series A,
                          AMBAC-Insured, 5.000% due 7/1/16                 1,008,750
-------------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1998 (continued)
--------------------------------------------------------------------------------

 Face
Amount         Rating                Security                             Value
===================================================================================
South Carolina -- 4.6%
$ 2,000,000    AAA      Lexington County, SC Health Services District,
                          Hospital Revenue, FSA-Insured,
                          5.250% due 11/1/17                           $ 2,042,500
  2,120,000    A3*      Myrtle Beach, SC COP, Myrtle Beach
                          Convention Center, 6.875% due 7/1/07           2,377,050
  2,000,000    AAA      Piedmont Municipal Power Agency, South
                          Carolina Electric Revenue, Series A,
                          MBIA-Insured, 4.875% due 1/1/16                1,985,000
-----------------------------------------------------------------------------------
                                                                         6,404,550
-----------------------------------------------------------------------------------
Tennessee -- 0.7%
  1,000,000    AA       Metropolitan Government Nashville &
                          Davidson County, TN Electrical Revenue,
                          Series A, 5.125% due 5/15/15                   1,018,750
-----------------------------------------------------------------------------------
Texas -- 7.8%
  1,000,000    Aaa*     Azle, TX ISD, PSFG, Series C,
                          5.000% due 2/15/22                               995,000
  2,000,000    BBB      Brazos River Authority, TX PCR, Utility
                          Electric Company, 5.550% due 6/1/30            2,015,000
                        Burleson, TX ISD GO, PSFG:
    435,000    Aaa*       6.750% due 8/1/24                                492,094
  1,065,000    Aaa*       Pre-Refunded -- Escrowed with U.S.
                          government securities to 8/1/06
                          Call @ 100, 6.750% due 8/1/24                  1,242,056
    400,000    A-1+     Guadalupe-Blanco River Authority, TX PCR,
                          (Central Power & Light Company Project),
                          3.300% due 11/1/15 (c)                           400,000
  1,000,000    AA       Harris County, TX GO, (Toll Road Sub Lien),
                          5.125% due 8/15/17                             1,006,250
  1,830,000    AA       Texas State GO, Water Development, Series D,
                          5.000% due 8/1/16                              1,836,863
  1,500,000    AAA      Texas Water Development Board Revenue,
                          State Revolving Fund, Senior Lien-B,
                          5.000% due 7/15/15                             1,520,625
  1,520,000    AAA      West Texas Municipal Power Agency Revenue,
                          MBIA-Insured, 5.000% due 2/15/16               1,527,600
-----------------------------------------------------------------------------------
                                                                        11,035,488
-----------------------------------------------------------------------------------
Utah -- 1.4%
  2,000,000    AAA      Intermountain Power Agency, UT Power
                          Supply Revenue, MBIA-Insured,
                          5.250% due 7/1/15                              2,042,500
-----------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1998 (continued)
--------------------------------------------------------------------------------

 Face
Amount         Rating                Security                                Value
===================================================================================
Virgin Islands -- 0.7%
$ 1,000,000    BBB-     Virgin Islands Public Finance Authority
                          Revenue, Series A, 5.500% due 10/1/22        $ 1,013,750
-----------------------------------------------------------------------------------
Virginia -- 8.4%
  2,000,000    AAA      Riverside, VA Regional Jail Facility,
                          Revenue Bonds, MBIA-Insured, 6.000% due
                          7/1/25                                         2,190,000
  2,000,000    AA       Virginia College Building Authority, VA
                          Educational Facilities Revenue, (21st Century
                          College Program), 5.125% due 8/1/11            2,090,000
                        Virginia State Housing Development Authority:
  1,245,000    AA+      Commonwealth Mortgage, Series D,
                          5.700% due 7/1/09                              1,325,925
  1,000,000    AAA      Mortgage Housing Revenue, MBIA-Insured,
                          5.600% due 7/1/12                              1,070,000
  3,985,000    AA+      Series F, 6.400% due 7/1/17                      4,249,006
    925,000    AA+      Series K, 5.900% due 11/1/11                       986,281
-----------------------------------------------------------------------------------
                                                                        11,911,212
-----------------------------------------------------------------------------------
Washington -- 0.7%
  1,000,000    AAA      Washington State Public Power Supply System,
                          (Nuclear Project No. 2), Series A,
                          FSA-Insured, 5.125% due 7/1/11                 1,041,250
-----------------------------------------------------------------------------------
West Virginia -- 1.4%
                        Marion County, WV County Commissioner,
                          Solid Waste Disposal Facilities Revenue,
                          Adirondak Recycling, Series A:
  1,689,766    NR           8.000% due 12/1/25 (a)                       1,689,766
    237,705    NR           10.000% due 12/1/25 (a)                        237,705
-----------------------------------------------------------------------------------
                                                                         1,927,471
-----------------------------------------------------------------------------------
Wisconsin -- 3.3%
                        Wisconsin Housing & Economic Development
                          Authority, Series A:
  2,000,000    AA         Home Ownership Revenue,
                            6.450% due 3/1/17                            2,150,000
  1,370,000    A1*        Housing Revenue, 5.650% due 11/1/23            1,399,112
  1,000,000    AAA      Wisconsin State Health & Educational
                          Facilities, The Medical College of Wisconsin,
                          MBIA-Insured, 5.400% due 12/1/16               1,038,750
-----------------------------------------------------------------------------------
                                                                         4,587,862
-----------------------------------------------------------------------------------

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1998 (continued)
--------------------------------------------------------------------------------

 Face
Amount                Rating                Security                                Value
================================================================================================
Wyoming -- 1.1%
$1,500,000             P-1*      Unita County, WY PCR,
                                    (Chevron USA Incorporated Project),
                                    3.250% due 8/15/20 (c)                      $  1,500,000
------------------------------------------------------------------------------------------------
                                 Total Investments -- 100%
                                 (Cost -- $135,954,712**)                       $141,042,983
================================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b)  Security segregated by Custodian for open purchase commitment.
(c) Variable rate obligation payable at par at any time on no more than seven days notice.
(d) Pre-Refunded bonds escrowed with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(e)  Security is in default.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 12 and 13 for definition of ratings and certain security descriptions.


-------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings
                          August 31, 1998 (unaudited)
-------------------------------------------------------------------------------
                                                                Percent of
     Moody's       and/or           Standard & Poor's       Total Investments

     Aaa                                   AAA                    44.6%
     Aa                                    AA                     12.6
     A                                     A                       8.2
     Baa                                   BBB                    14.6
     P-1                                   A-1                     2.5
     NR                                    NR                     17.5
                                                                 -----
                                                                 100.0%
                                                                 =====

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]-----------------------------------

-------------------------------------------------------------------------------
                                 Bond Ratings
                                  (unaudited)
-------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      --   Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA       --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A        --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic
              conditions than bonds in higher rated categories.
BBB      --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB       --   Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's  --   Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa      --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       --   Bonds rated "Aa" are judged to be of high quality by all
              standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
              "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa"
              securities.
A        --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      --   Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured.
              Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR       --   Indicates that the bond is not rated by Standard & Poor's or
              Moody's.



-----------------------------------[GRAPHIC]-----------------------------------

-------------------------------------------------------------------------------
                          Short-Term Security Ratings
                                  (unaudited)
-------------------------------------------------------------------------------

SP-1     --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      --   Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2      --   Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   --   Moody's highest rating for issues having a demand feature -- VRDO.
P-1      --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.


-------------------------------------------------------------------------------
                             Security Descriptions
                                  (unaudited)
-------------------------------------------------------------------------------

ABAG     --   Association of Bay Area              HFA      --   Housing Finance Authority
              Governments                          IDA      --   Industrial Development
AIG      --   American International Guaranty                    Authority
AMBAC    --   AMBAC Indemnity Corporation          IDB      --   Industrial Development Board
BAN      --   Bond Anticipation Notes              IDR      --   Industrial Development Revenue
BIG      --   Bond Investors Guaranty              IFA      --   Industrial Finance Agency
CGIC     --   Capital Guaranty Insurance           INFLOS   --   Inverse Floaters
              Company                              ISD      --   Independent School District
CHFCLI   --   California Health Facility           LOC      --   Letter of Credit
              Construction Loan Insurance          MBIA     --   Municipal Bond Investors
COP      --   Certificate of Participation                       Assurance Corporation
EDA      --   Economic Development Authority       MVRICS   --   Municipal Variable Rate Inverse
FAIRS    --   Floating Adjustable Interest Rate                  Coupon Security
              Securities                           PCR      --   Pollution Control Revenue
FGIC     --   Financial Guaranty Insurance         PSFG     --   Permanent School Fund
              Company                                            Guaranty
FHA      --   Federal Housing Administration       RAN      --   Revenue Anticipation Notes
FHLMC    --   Federal Home Loan Mortgage           RIBS     --   Residual Interest Bonds
              Corporation                          RITES    --   Residual Interest Tax-Exempt
FNMA     --   Federal National Mortgage                          Securities
              Association                          SYCC     --   Structured Yield Curve
FRTC     --   Floating Rate Trust Certificates                   Certificate
FSA      --   Financial Security Assurance         TAN      --   Tax Anticipation Notes
GIC      --   Guaranteed Investment Contract       TECP     --   Tax Exempt Commercial Paper
GNMA     --   Government National Mortgage         TOB      --   Tender Option Bonds
              Association                          TRAN     --   Tax and Revenue Anticipation
GO       --   General Obligation                                 Notes
HDC      --   Housing Development                  VA       --   Veterans Administration
              Corporation                          VRDD     --   Variable Rate Daily Demand
                                                   VRWE     --   Variable Rate Wednesday
                                                                 Demand

-----------------------------------[GRAPHIC]-----------------------------------

------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
------------------------------------------------------------------------------

                                                               August 31, 1998
==============================================================================
Assets:
  Investments, at value (Cost -- $135,954,712)                    $141,042,983
  Interest receivable                                                1,822,673
------------------------------------------------------------------------------
  Total Assets                                                     142,865,656
------------------------------------------------------------------------------
Liabilities:
  Payable for securities purchased                                   2,043,563
  Dividends payable                                                    246,488
  Payable to bank                                                       89,988
  Investment advisory fees payable                                      85,763
  Administration fees payable                                           24,175
  Accrued expenses                                                     146,124
------------------------------------------------------------------------------
  Total Liabilities                                                  2,636,101
------------------------------------------------------------------------------
Total Net Assets                                                  $140,229,555
==============================================================================
Net Assets:
  Par value of capital shares                                     $     11,235
  Capital paid in excess of par value                              134,234,852
  Overdistributed net investment income                               (106,481)
  Accumulated net realized gain from security transactions           1,001,678
  Net unrealized appreciation of investments                         5,088,271
------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.48 a share on 11,234,706 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)         $140,229,555
==============================================================================

                                                  See Notes to
                                                  Financial Statements.
-----------------------------------[GRAPHIC]----------------------------------

--------------------------------------------------------------------------------
                            Statement of Operations
--------------------------------------------------------------------------------

                                                                    Year Ended
                                                                 August 31, 1998
================================================================================
Investment Income:
  Interest                                                          $  7,728,562
--------------------------------------------------------------------------------
Expenses:
  Investment advisory fees (Note 3)                                      972,743
  Administration fees (Note 3)                                           277,927
  Shareholder communications                                             120,000
  Audit and legal                                                         54,265
  Directors' fees                                                         41,975
  Registration fees                                                       25,000
  Shareholder and system servicing fees                                   19,476
  Pricing service fees                                                     8,935
  Custody                                                                  6,948
  Other                                                                    5,579
--------------------------------------------------------------------------------
  Total Expenses                                                       1,532,848
--------------------------------------------------------------------------------
Net Investment Income                                                  6,195,714
--------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments (Note 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               98,993,690
    Cost of securities sold                                           97,986,108
--------------------------------------------------------------------------------
  Net Realized Gain                                                    1,007,582
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                    197,972
    End of year                                                        5,088,271
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                              4,890,299
--------------------------------------------------------------------------------
Net Gain on Investments                                                5,897,881
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 12,093,595
================================================================================



                                                See Notes to
                                                Financial Statements.
-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                Year Ended        Year Ended
                                              August 31, 1998   August 31, 1997
--------------------------------------------------------------------------------
Operations:
  Net investment income                       $  6,195,714       $  7,070,019
  Net realized gain                              1,007,582          2,550,959
  Increase in net unrealized appreciation        4,890,299          2,730,988
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations        12,093,595         12,351,966
--------------------------------------------------------------------------------
Distributions To Shareholders
From (Note 2):
  Net investment income                         (6,479,500)        (7,353,773)
  Net realized gains                            (1,901,590)        (3,125,168)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders               (8,381,090)       (10,478,941)
--------------------------------------------------------------------------------
Fund Share Transactions (Note 7):
  Net asset value of shares issued
    for reinvestment of dividends                       --            214,541
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                             --            214,541
--------------------------------------------------------------------------------
Increase in Net Assets                           3,712,505          2,087,566
Net Assets:
  Beginning of year                            136,517,050        134,429,484
--------------------------------------------------------------------------------
  End of year*                                $140,229,555       $136,517,050
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                    $(106,481)          $177,336
================================================================================

                                                See Notes to
                                                Financial Statements.
-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------

        1.  Significant Accounting Policies

        Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

        The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1998, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

        2.  Exempt-Interest Dividends and Other Distributions

        The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

        Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

        3.  Investment Advisory Agreement, Administration
            Agreement and Other Transactions

        Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

        MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

        All officers and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

        4.  Investments

        For the year ended August 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                          $93,476,190
-------------------------------------------------------------------------------
Sales                                                               98,993,690
===============================================================================

        At August 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                      $10,348,271
Gross unrealized depreciation                                       (5,260,000)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 5,088,271
===============================================================================


-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

        5.  Futures Contracts

        Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

        The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

        At August 31, 1998, the Fund had no open futures contracts.

        6.  Repurchase Agreements

        The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

        7.  Capital Shares

        During the years ended August 31, 1998 and August 31, 1997, capital stock transactions were as follows:

                                  Year Ended            Year Ended
                                August 31, 1998       August 31, 1997
                               -----------------      -----------------
                               Shares     Amount      Shares    Amount
===============================================================================
Shares issued on reinvestment    --        --        18,038   $214,541
===============================================================================


-----------------------------------[GRAPHIC]-----------------------------------

-------------------------------------------------------------------------------
                             Financial Highlights
-------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                  1998     1997     1996     1995    1994
===============================================================================
Net Asset Value,
  Beginning of Year            $ 12.15   $ 11.98  $ 12.36  $ 12.15  $ 13.37
-------------------------------------------------------------------------------
Income From Operations:
  Net investment income           0.55      0.63     0.66     0.69     0.64
  Net realized and
   unrealized gain (loss)         0.53      0.48    (0.21)    0.32    (0.61)
-------------------------------------------------------------------------------
Total Income From  Operations     1.08      1.11     0.45     1.01     0.03
-------------------------------------------------------------------------------
Offering Costs Credited
  (Charged) to Paid-In
   Capital                          --        --       --       --     0.01
-------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.58)    (0.66)   (0.67)   (0.68)   (0.67)
  Net realized gains             (0.17)    (0.28)   (0.16)   (0.12)   (0.59)
-------------------------------------------------------------------------------
Total Distributions              (0.75)    (0.94)   (0.83)   (0.80)   (1.26)
-------------------------------------------------------------------------------
Net Asset Value,
  End of Year                  $ 12.48   $ 12.15  $ 11.98  $ 12.36  $ 12.15
-------------------------------------------------------------------------------
Total Return, Based on
  Market Value*                  (1.34)%    7.75%    7.35%    8.86%    0.72%
-------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*                9.57%     9.86%    4.01%    9.20%    0.48%
-------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)          $140,230  $136,517 $134,429 $138,649 $136,248
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                        1.10%     1.10%    1.09%    1.14%    1.12%
  Net investment income           4.46      5.23     5.31     5.80     5.08
-------------------------------------------------------------------------------
Portfolio Turnover Rate             66%       97%      63%      95%      85%
-------------------------------------------------------------------------------
Market Value, End of Year      $10.813   $11.688  $11.750  $11.625  $11.500
===============================================================================

* The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.


-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                         Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Managed Municipals Portfolio II Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Managed Municipals Portfolio II Inc. as of August 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 1994, were audited by other auditors whose report thereon, dated October 7, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Municipals Portfolio II Inc. as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                /s/ KPMG Peat Marwick LLP

New York, New York
October 15, 1998


-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                        Quarterly Results of Operations
                                  (unaudited)
--------------------------------------------------------------------------------


                                                                        Net Realized           Net Increase
                                                                       and Unrealized          (Decrease) in
                            Investment             Net Investment      Gain (Loss) on         Net Assets From
                              Income                   Income           Investments             Operations
=================================================================================================================
                                        Per                   Per                  Per                    Per
Quarter Ended           Total          Share         Total    Share     Total      Share       Total      Share
=================================================================================================================
November 30,
  1996               $2,227,411        $0.20      $1,879,304  $0.17  $ 5,753,327   $ 0.51   $ 7,632,631   $ 0.68
February 28,
  1997                2,180,922         0.19       1,839,607   0.16   (3,515,568)   (0.31)   (1,675,961)   (0.15)
May 31,
  1997                2,225,788         0.20       1,860,549   0.17   (1,006,118)   (0.08)      854,431     0.09
August 31,
  1997                1,927,002         0.17       1,490,559   0.13    4,050,306     0.36     5,540,865     0.49
November 30,
  1997                1,867,638         0.17       1,459,739   0.13    2,741,066     0.25     4,200,805     0.38
February 28,
  1998                1,928,672         0.17       1,555,286   0.14    2,311,045     0.20     3,866,331     0.34
May 31,
  1998                1,932,962         0.17       1,563,665   0.14       (4,226)   (0.00)    1,559,439     0.14
August 31,
  1998                1,999,290         0.18       1,617,024   0.14      849,996     0.08     2,467,020     0.22
=================================================================================================================


-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                                Financial Data
                                  (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                     NYSE       Net                  Dividend
   Record           Payable         Closing    Asset   Dividend    Reinvestment
    Date              Date          Price+     Value+    Paid          Price
===============================================================================
   9/24/96           9/27/96       $11.625    $12.09  $  0.059        $11.66
  10/22/96          10/25/96        11.500     12.20     0.059         11.63
  11/25/96          11/29/96        11.438     12.49     0.059         11.50
  12/23/96*         12/27/96        11.375     12.11     0.285++       11.56
   1/28/97           1/31/97        11.500     11.85     0.059         11.52
   2/25/97           2/28/97        11.500     12.01     0.059         11.53
   3/24/97           3/27/97        11.375     11.68     0.059         11.32
   4/22/97           4/25/97        11.375     11.56     0.059         11.38
   5/27/97           5/30/97        11.375     11.76     0.059         11.58
   6/24/97           6/27/97        11.875     11.99     0.059         11.94
   7/22/97           7/25/97        12.000     12.34     0.059         12.06
   8/26/97           8/29/97        11.688     12.11     0.059         11.75
   9/23/97           9/26/97        11.563     12.25     0.056         11.71
  10/28/97          10/31/97        11.438     12.27     0.056         11.47
  11/24/97          11/28/97        11.500     12.36     0.056         11.55
  12/22/97*         12/26/97        11.625     12.41     0.170         11.57
   1/27/98           1/30/98        12.188     12.44     0.056         12.12
   2/24/98           2/27/98        11.875     12.42     0.056         11.62
   3/24/98           3/27/98        11.250     12.40     0.050         11.37
   4/21/98           4/24/98        11.125     12.28     0.050         11.10
   5/26/98           5/29/98        10.813     12.38     0.050         11.14
   6/23/98           6/26/98        11.063     12.34     0.050         11.12
   7/28/98           7/31/98        10.813     12.33     0.048         10.86
   8/25/98           8/28/98        10.875     12.43     0.048         10.97
===============================================================================

+  As of record date.
++ Includes market discount.
*  Capital gain distribution.


-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                      Additional Shareholder Information
                                  (unaudited)
--------------------------------------------------------------------------------

        On December 17, 1997, an annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

        1. To approve or disapprove for the Fund, the election of Allan J. Bloostein and Martin Brody as Directors; and

        2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

        The results of the vote on Proposal 1 were as follows:

                            Shares                % of         Shares Voted        % of
Directors                  Voted For          Shares Voted        Against      Shares Voted
===============================================================================================
Allan J. Bloostein      10,560,822.276            99.677%        32,246.507           0.323%
Martin Brody            10,564,228.276            99.709         30,840.507           0.291
===============================================================================================

        The results of the vote on Proposal 2 were as follows:

                      % of            Votes          % of            Votes           % of
  Votes For       Shares Voted       Against      Shares Voted     Abstained      Shares Voted
===============================================================================================
  10,561,807.038   99.686%         18,840.000          0.178%      14,421.745         0.136%
===============================================================================================


-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
                                  (unaudited)
--------------------------------------------------------------------------------

        Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

        The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share on the date of valuation, Plan participants will be issued shares of Common Stock at a price equal to the greater of (1) the net asset value per share most recently determined or (2) 95% of the market price.

        If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, and the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases

-----------------------------------[GRAPHIC]-----------------------------------

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
                            (unaudited) (continued)
--------------------------------------------------------------------------------

continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

        First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant, will be held by First Data in uncertificated form in the name of each Plan participant.

        Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the plan.

        Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                     -------------------------------------

        Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


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                                       26

--------------------------------------------------------------------------------
                                Tax Information
                                  (unaudited)
--------------------------------------------------------------------------------

  For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 1998:

    . 99.87% of the dividends paid by the fund from net investment income as tax exempt for regular Federal income tax purposes.

    . The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

      . Total long-term capital gain distributions paid of $117,905 are considered "20 percent rate gains".


-----------------------------------[GRAPHIC]-----------------------------------

                            MANAGED MUNICIPALS
                             PORTFOLIO II INC.

Directors                                     Investment Adviser

Allan J. Bloostein                            Mutual Management Corp.
Martin Brody                                  388 Greenwich Street
Dwight B. Crane                               New York, New York 10013
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman                   Transfer Agent

Charles F. Barber, Emeritus                   First Data Investor Services
                                               Group, Inc.
                                              P.O. Box 8030
Officers                                      Boston, Massachusetts 02266-8030

Heath B. McLendon
President and                                 Custodian
Chief Executive Officer
                                              PNC Bank, N.A.
Lewis E. Daidone                              17th and Chestnut Streets
Senior Vice President                         Philadelphia, Pennsylvania 19103
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

-----------------------------------[GRAPHIC]-----------------------------------

             This report is intended only for shareholders of the
                     Managed Municipals Portfolio II Inc.
              It is not a Prospectus, circular or representation
            intended for use in the purchase or sale of shares of
            the Fund or of any securities mentioned in the report.
                                 FD0775 10/98